UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 6, 2011

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 11, 2011, Pro-Dex, Inc. (the “Company”) issued a press release announcing that on April 6, 2011 it entered into a settlement agreement with the Orange County Water District ending the litigation between the two entities and removing the Company as a defendant in Orange County Water District v. Sabic Innovative Plastics US, LLC, et al., Case No. 30-2008-00078246-CU-TT-CSC.

The above-referenced press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press release issued by Pro-Dex, Inc. on April 11, 2011 announcing the settlement of litigation with the Orange County Water District.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-DEX, INC (REGISTRANT).

Date: April 11, 2011	By:	/S/ HAROLD A. HURWITZ
Harold A. Hurwitz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release issued by Pro-Dex, Inc. on April 11, 2011 announcing the settlement of litigation with the Orange County Water District.

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